ACQUISITIONS OF CONSOLIDATED ENTITIES	6 Months Ended
Jun. 30, 2020
Disclosure of detailed information about business combination [abstract]
ACQUISITIONS OF CONSOLIDATED ENTITIES
ACQUISITIONS OF CONSOLIDATED ENTITIES
During the six months ended June 30, 2020, Brookfield acquired $1.0 billion of total assets as well as assumed $766 million of total liabilities and non-controlling interest in equity through business combinations. Total cash consideration transferred for the business combinations was $248 million. The valuations of the assets acquired are still under evaluation and as such the business combinations have been accounted for on a provisional basis.
Brookfield recorded $66 million of revenue and $4 million of net loss in 2020 from the acquired operations as a result of the acquisitions made during the first six months. If the acquisitions had occurred at the beginning of the year, they would have contributed $102 million to total revenue and a $4 million net loss.